EXHIBIT 21
HILL-ROM HOLDINGS, INC.
SUBSIDIARIES OF THE REGISTRANT

All subsidiaries of the Company as of November 17, 2017 are wholly-owned Indiana corporations, unless otherwise noted.

Subsidiaries of Hill-Rom Holdings, Inc.
Hill-Rom, Inc.
Eagle Acquisition Sub B.V., a Netherlands corporation
Huntersville Insurance Company, Inc., a Utah corporation*
Comfort Holdings, Inc.

Jointly owned subsidiary of Hill-Rom Holdings, Inc. and Hill-Rom EU LLP
Welch Allyn, Inc., a New York corporation

Subsidiaries of Hill-Rom, Inc.
Advanced Respiratory, Inc., a Minnesota corporation
Allen Medical Systems, Inc.
Hill-Rom Services, Inc.
Aspen Surgical Products Holding, Inc., a Delaware corporation

Subsidiary of Comfort Holdings, Inc.
Anodyne Medical Device, Inc., a Delaware corporation

Subsidiary of Anodyne Medical Device, Inc.
AMF Support Surfaces, Inc., a California corporation

Subsidiary of Allen Medical Systems, Inc.
AMATECH Corporation

Subsidiary of Aspen Surgical Products Holding, Inc.
Aspen Surgical Products, Inc., a Michigan corporation

Subsidiary of Aspen Surgical Products, Inc.
Aspen Surgical Puerto Rico Corp., a Puerto Rico corporation

Jointly owned subsidiary of Hill-Rom, Inc. and Advanced Respiratory, Inc.
Hill-Rom Company, Inc.

Subsidiaries of Hill-Rom Company, Inc.
Hill-Rom International, Inc.
MEDIQ/PRN Life Support Systems, LLC, an Indiana limited liability company
Hill-Rom Logistics, LLC, an Indiana limited liability company
Hill-Rom Company Real Estate Holdings, LLC, a Delaware limited liability company
Hill-Rom Finance Company LLC, a Delaware limited liability company

Subsidiary of Hill-Rom Services, Inc.
Hill-Rom Manufacturing, Inc.

Subsidiary of Hill-Rom Manufacturing, Inc.
Hill-Rom Finance Limited Partner, Inc.
Hill-Rom Manufacturing Real Estate Holdings, LLC, a Delaware limited liability company

Subsidiaries of Hill-Rom International, Inc.
Hill-Rom Pty, Ltd., an Australia corporation
Hill-Rom Asia Limited, a Hong Kong corporation
Hill-Rom Japan KK, a Japan corporation

Jointly owned subsidiary of Hill-Rom Pty, Ltd. and Trumpf Medizin Systeme GmbH & Co. KG
Trumpf Med (Aust) Pty Limited, an Australia corporation

Subsidiaries of Hill-Rom Asia Limited
Hill-Rom Business Services Co., Ltd., a China corporation
Hill-Rom Shanghai Ltd., a China corporation

Jointly owned subsidiary of Hill-Rom, Inc., Aspen Surgical Products, Inc., and Hill-Rom Finance Limited Partner, Inc.
Hill-Rom EU LLP, a Delaware partnership

Subsidiary of Hill-Rom EU LLP
Hill-Rom (Luxembourg) General Partner Ltd. S.á r.l., a Luxembourg corporation

Subsidiary of Hill-Rom (Luxembourg) General Partner Ltd. S.á r.l.
Hill-Rom (Luxembourg) Limited S.á r.l., a Luxembourg corporation

Jointly owned subsidiary of Hill-Rom (Luxembourg) General Partner Ltd. S.á.r.l. and Hill-Rom (Luxembourg) Limited S.á r.l.
HR Finance C.V., a Netherlands partnership

Subsidiary of Hill-Rom (Luxembourg) Limited S.á r.l.
Hill-Rom International S.á r.l./B.V., a Luxembourg corporation

Subsidiaries of HR Finance C.V.
HR Europe B.V., a Netherlands corporation
Hill-Rom Global Holdings, B.V., a Netherlands corporation
Hill-Rom Receivables, LLC, a Delaware limited liability company
Hill-Rom Mexico Holdings, B.V., a Netherlands corporation

Subsidiaries of Hill-Rom Global Holdings, B.V.
Hill-Rom Holdings Netherlands, B.V., a Netherlands corporation
Hill-Rom Singapore Holdings S.á r.l., a Luxembourg corporation

Subsidiary of Hill-Rom Receivables, LLC
Hill-Rom Society with Restricted Liability, a Barbados Restricted Liability Society

Subsidiary of Hill-Rom Mexico Holdings, B.V.
Hill-Rom Mexico Holdings, LLC, a Delaware limited liability company

Jointly owned subsidiaries of Hill-Rom Mexico Holdings, B.V. and Hill-Rom Mexico Holdings, LLC
Hill-Rom Servicios S de RL de CV, a Mexico corporation
Hill-Rom Mexico S de RL de CV, a Mexico corporation

Jointly owned subsidiary of Hill-Rom Global Holdings B.V. and Hill-Rom International S.á r.l./B.V.
Hill-Rom SPRL, a Belgium corporation

Jointly owned subsidiary of Hill-Rom Holdings Netherlands, B.V. and Hill-Rom (Luxembourg) Limited S.á r.l.
Hill-Rom HB, a Sweden partnership

Subsidiary of Hill-Rom Singapore Holdings S.á r.l.
Hill-Rom Services Pte, Ltd., a Singapore corporation

Subsidiaries of Hill-Rom Holdings Netherlands, B.V.,
Hill-Rom UK (Holdings) Ltd., a United Kingdom corporation
Trumpf Medizin Systeme Beteiligungs GmbH, a Germany corporation

Subsidiary of Hill-Rom Holdings Netherlands BV and HR Europe BV
Trumpf Medizin Systeme GmbH & Co. KG, a Germany partnership

Subsidiaries of Trumpf Medizin Systeme GmbH & Co. KG
Trumpf Medical Systems (Taicang) Co., Limited, a China corporation

Subsidiaries of Hill-Rom UK (Holdings) Ltd.
Aspen Medical Europe Limited (UK), a United Kingdom corporation
Hill-Rom Ltd., a United Kingdom corporation
Trumpf Medical Systems Ltd. (UK), a United Kingdom corporation

Subsidiaries of Hill-Rom International S.á r.l./B.V.
Hill-Rom B.V., a Netherlands corporation
Hill-Rom S.A., a Switzerland corporation
Hill-Rom Austria GmbH, an Austria corporation
Hill-Rom Sociedade Unipessoal, LDA, a Portugal corporation
Hill-Rom Poland sp. z.o.o., a Poland corporation
Hill-Rom Canada, Ltd., a Canada corporation
Hill-Rom S.á r.l., a France corporation

Jointly owned subsidiaries of Hill-Rom International S.á r.l./B.V. and Hill-Rom Services, Inc.
Hill-Rom India Private Ltd., an India corporation
Hill-Rom Rus, LLC, a Russia limited liability company
Hill-Rom de Mexico S de RL de CV, a Mexico corporation
Hill-Rom Servicios S de RL de CV, a Mexico corporation
Hill-Rom Comercializador a de Mexico S de RL de CV, a Mexico corporation
Hill-Rom Turkey Medikal Urunler Dagitim ve Ticaret Limited Sirketi, a Turkey corporation

Subsidiaries of Hill-Rom S.á r.l.
Hill-Rom Industries SA, a France corporation
Hill-Rom, S.p.A, an Italy corporation
Hill-Rom SAS, a France corporation
Hill-Rom Iberia S.L., a Spain corporation
Hill-Rom AB, a Sweden corporation
Trumpf Systemes Medicaux SAS, a France corporation

Jointly owned subsidiary of Hill-Rom S.á r.l. and Hill-Rom SAS
Hill-Rom sro, a Czech Republic corporation

Subsidiaries of Hill-Rom AB
Liko R&D AB, a Sweden corporation
Liko AB, a Sweden corporation
Hill-Rom Norway, a Norway corporation

Subsidiary of Liko AB
Hill-Rom Verwaltung GmbH, a Germany corporation

Jointly owned subsidiary of Liko AB and Eagle Acquisition Sub B.V.
Hill-Rom Holding GmbH & Co. KG, a Germany partnership

Subsidiaries of Hill-Rom Holdings GmbH & Co. KG
VOC Verwaltungs GmbH, a Germany corporation
Hill-Rom GmbH, a Germany corporation

Subsidiaries of Welch Allyn, Inc.
Welch Allyn International Ventures, Inc., a Delaware corporation
Welch Allyn Protocol, Inc., an Oregon corporation
Welch Allyn International Holdings, Inc., a Delaware corporation
Welch Allyn Real Estate Holdings, LLC, a Delaware limited liability company
Mortara Instrument, Inc., a Wisconsin corporation

Subsidiaries of Mortara Instrument, Inc.
Mortara Instrument Services, Inc., a Wisconsin corporation
Mortara Instrument UK Limited, a United Kingdom limited company
Mortara Instrument Australia PTY LTD, an Australian limited company
Mortara Instrument Europe S.r.l., an Italian limited liability company

Subsidiaries of Mortara Instrument Europe S.r.l.
Mortara Instrument GmbH, a German limited liability company
Mortara Instrument B.V., a Netherlands limited liability company

Subsidiaries of Welch Allyn International Holdings, Inc.
Welch Allyn South Africa Pty, Ltd., a South Africa corporation
Welch Allyn UK Ltd., a United Kingdom corporation
Welch Allyn B.V., a Netherlands corporation
Welch Allyn France, S.a r.l., a France corporation
Welch Allyn Malaysia SDN, Bhd, a Malaysia corporation
Welch Allyn Italia S.R.L., an Italy corporation
Welch Allyn Singapore Pte, Ltd., a Singapore corporation
Welch Allyn Japan K.K., a Japan corporation
Welch Allyn GmbH, a German corporation
Welch Allyn CV Holdings, LLC, a Delaware limited liability company

Jointly held subsidiaries of Welch Allyn International Ventures, Inc. and Welch Allyn International Holdings, Inc.
Welch Allyn Columbia Ltda, a Columbia corporation
Welch Allyn do Brasil Comercia de Equipmentos Medicos, Ltda, a Brazil corporation

Jointly held subsidiary of Welch Allyn CV Holdings, LLC and Welch Allyn International Holdings, Inc.
WA Holdings, C.V., a Netherlands partnership

Subsidiary of WA Holdings, C.V.
Welch Allyn Coop Holdings, LLC, a Delaware limited liability company

Jointly held subsidiary of WA Holdings, C.V. and Welch Allyn Coop Holdings, LLC
Welch Allyn International Holdings Cooperatief, U.A., a Netherlands cooperative

Subsidiaries of Welch Allyn International Holdings Cooperatief, U.A.
Welch Allyn Canada Limited, a Canada corporation
Welch Allyn EME B.V., a Netherlands corporation
Welch Allyn Limited, an Ireland corporation
Welch Allyn Australia Pty Limited, an Australia corporation
Welch Allyn Maquila Holdings, LLC, a Delaware limited liability company

Jointly held subsidiary of Welch Allyn Maquila Holdings, LLC and WA Holdings, C.V.
Welch Allyn de Mexico S. de R.L. de C.V., a Mexico corporation

Jointly held subsidiary of Welch Allyn International Holdings Cooperatief, U.A. and Welch Allyn Coop Holdings, LLC
Welch Allyn Productos Medicos S. de R.L. de C.V., a Mexico corporation

Subsidiary of Welch Allyn Singapore Pte, Ltd.
Welch Allyn Medical Equipment (Suzhou) Co. Ltd., a China corporation

Subsidiary of Welch Allyn, B.V.
Welch Allyn Sverige, AB, a Sweden corporation